Exhibit 10.43
FIRST AMENDMENT AGREEMENT
     This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 24th day of October, 2006 among:
     (a) TELETECH HOLDINGS, INC., a Delaware corporation (“Borrower”);
     (b) the Lenders, as defined in the Credit Agreement; and
     (c) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under this Agreement (“Agent”).
     WHEREAS, Borrower, Lenders and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of September 28, 2006, that provides, among other things, for loans and letters of credit aggregating One Hundred Fifty Million Dollars ($150,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrower desires to increase the Total Commitment Amount by exercising the accordion provision set forth in Section 2.9(b) of the Credit Agreement;
     WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:
     1. Amendment to Introduction. The Credit Agreement is hereby amended to delete its introductory paragraph therefrom and to insert in place thereof the following:
     This AMENDED AND RESTATED CREDIT AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this “Agreement”) is made effective as of the 28th day of September, 2006 among:
     (a) TELETECH HOLDINGS, INC., a Delaware corporation (“Borrower”);
     (b) the lenders listed on Schedule 1 hereto and each other Eligible Transferee, as hereinafter defined, that from time to time becomes a party hereto pursuant to Section 2.9(b) or 10.10 hereof (collectively, the “Lenders” and, individually, each a “Lender”);

     (c) KEYBANK NATIONAL ASSOCIATION, as lead arranger, sole book runner and administrative agent for the Lenders under this Agreement (“Agent”); and
     (d) WELLS FARGO BANK, N.A., as syndication agent (“Syndication Agent”).
     2. Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Total Commitment Amount” therefrom and to insert in place thereof the following:
     “Total Commitment Amount” shall mean (a) for any date prior to the First Amendment Effective Date, the Closing Commitment Amount, and (b) on the First Effective Date and thereafter, One Hundred Eighty Million Dollars ($180,000,000), as such amount may be increased up to the Maximum Commitment Amount pursuant to Section 2.9(b) hereof, or decreased pursuant to Section 2.9(a) hereof.
     3. Addition to Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definition thereto:
     “First Amendment Effective Date” shall mean October 24, 2006.
     4. Addition to Agency Provisions. Article IX of the Credit Agreement is hereby amended to add the following new Section 9.15 thereto:
     Section 9.15. Other Agents. As used in this Agreement, the term “Agent” shall only include Agent. The Syndication Agent shall not have any rights, obligations or responsibilities hereunder in such capacity.
     5. Amendment to Schedule 1. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.
     6. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:
     (a) deliver to Agent, for delivery to Wells Fargo Bank, N.A., a Revolving Credit Note in the amount specified in Schedule 1 to the Credit Agreement;
     (b) execute and deliver to Agent, for its sole benefit, the First Amendment Agent Fee Letter, and pay to Agent, for its sole account, the fees stated therein;
     (c) execute and deliver to Agent the First Amendment Closing Fee Letter and pay to Agent, for the benefit of Wells Fargo Bank, N.A., the fees stated therein;
     (d) cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement; and

     (e) pay all legal fees and expenses of Agent in connection with this Amendment.
     7. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.
     8. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing. The notice address for Wells Fargo Bank, N.A. set forth on the signature pages of this Amendment shall be the notice address of Wells Fargo Bank, N.A. for purposes of Section 10.4 of the Credit Agreement.
     9. Waiver. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     10. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     11. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     12. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     13. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
[Remainder of page intentionally left blank.]

     14. JURY TRIAL WAIVER. BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

TELETECH HOLDINGS, INC.

By:

Name:

Title:

KEYBANK NATIONAL ASSOCIATION,
as Agent and as a Lender

By:

Jeff Kalinowski
Senior Vice President

WELLS FARGO BANK, N.A.,
Address:	Commercial Banking	as Syndication Agent and as a Lender
1700 Lincoln Street, 8th Floor
	Denver, Colorado 80274	By:

	Attn: Joe Gavan	Name:

Title:

JPMORGAN CHASE BANK, N.A.

By:

Name:

Title:

BANK OF AMERICA, N.A.

By:

Name:

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

THE NORTHERN TRUST COMPANY

By:

Name:

Title:

ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of October 24, 2006. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

TELETECH SERVICES CORPORATION	TELETECH CUSTOMER CARE
MANAGEMENT (COLORADO), LLC

By:	By:

Name:	Name:

Title:	Title:

TELETECH CUSTOMER CARE MANAGEMENT (WEST	TELETECH GOVERNMENT SOLUTIONS,
VIRGINIA), INC.	LLC

By:	By:

Name:	Name:

Title:	Title:

TELETECH CUSTOMER SERVICES, INC.	TTEC NEVADA, INC.

By:	By:

Name:	Name:

Title:	Title:

TELETECH INTERNATIONAL HOLDINGS, INC.	NEWGEN RESULTS CORPORATION

By:	By:

Name:	Name:

Title:	Title:

DIRECT ALLIANCE CORPORATION	TELETECH STOCKTON, LLC

By:	By:

Name:	Name:

Title:	Title:

SCHEDULE 1

		REVOLVING
		CREDIT
	COMMITMENT	COMMITMENT
LENDERS	PERCENTAGE	AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	36.11%	$65,000,000	$65,000,000

Wells Fargo Bank, N.A.	16.66%	$30,000,000	$30,000,000

JPMorgan Chase Bank, N.A.	13.88%	$25,000,000	$25,000,000

Bank of America, N.A.	13.88%	$25,000,000	$25,000,000

Wachovia Bank, National Association	11.11%	$20,000,000	$20,000,000

The Northern Trust Company	8.33%	$15,000,000	$15,000,000

Total Commitment Amount	100%	$180,000,000	$180,000,000

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